Exhibit 10.1

SETTLEMENT AGREEMENT

This Settlement Agreement (Agreement) is entered into among the United States of America, acting through the United States Department of Justice and on behalf of the Office of Inspector General (OIG-HHS) of the Department of Health and Human Services (HHS) (collectively the “United States”), RehabCare Group, Inc., and RehabCare Group East, Inc. (collectively “RehabCare”), Kindred Healthcare, Inc. (“Kindred,” with Kindred and RehabCare hereafter collectively referred to as “Defendants”), and Janet Halpin and Shawn Fahey (collectively the “Relators”) (hereafter collectively referred to as “the Parties”), through their authorized representatives.

RECITALS

A. RehabCare provides rehabilitative services, including physical, occupational, and speech therapy, to patients at numerous skilled nursing facilities (SNFs) nationwide. Kindred, a Delaware corporation with its headquarters in Louisville, Kentucky, is a healthcare services company that operates various businesses through its subsidiaries. On June 1, 2011, Kindred Healthcare Development, Inc., a subsidiary of Kindred, merged with and into RehabCare Group, Inc., with RehabCare Group, Inc. continuing as the surviving corporation. In 2010 and 2011, the SNFs at which RehabCare provided rehabilitative services included those listed on Attachment A. These SNFs billed Medicare for services provided to their patients, and their bills were based, in part, on the information and rehabilitation therapy provided by their contractor, RehabCare.

B. On December 7, 2011, Janet Halpin and Shawn Fahey filed a qui tam action in the United States District Court for the District of Massachusetts captioned United States ex rel. Halpin and Fahey v. Kindred Healthcare, Inc., Case No. 1:11cv12139-RGS, pursuant to the qui tam provisions of the False Claims Act, 31 U.S.C. § 3730(b) (the “Civil Action”). Among other things, the qui tam complaint alleged that RehabCare caused its SNF customers to bill for unreasonable and unnecessary rehabilitation therapy. On February 3, 2015, the United States intervened in the Civil Action as to Relators’ allegations that RehabCare caused the submission of false claims under Medicare Part A. Relators subsequently filed an amended complaint on March 9, 2015.

C. The United States contends that Defendants caused to be submitted claims for payment to the Medicare Program (Medicare), Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395kkk-1.

D. The United States contends that it has certain civil claims against Defendants arising from RehabCare’s conduct of allegedly causing the submission of false claims to Medicare Part A as alleged in the United States’ Complaint in Intervention insofar as it applies to patients who were provided therapy at the SNFs listed on Attachment A during the period from January 1, 2009 to September 30, 2013, had a length of stay of at least 33 days, and whose care was billed to Medicare at the highest resource utilization group (RUG) rate, ultra high, at least once during that Medicare Part A stay. The United States further contends that it has certain civil claims against Defendants arising from RehabCare’s conduct in allegedly providing a kickback, as described in the United States’ Complaint in Intervention, which allegedly caused the submission of false claims to Medicare by: Friendship Village SNF in Dublin, Ohio; The Forum at Ranch San Antonio SNF in Cupertino, California; Aldersly Gardens SNF in San Rafael, California; Wesley Pines SNF in Lumberton, North Carolina; Henry Ford Village SNF in Dearborn, Michigan; and the Residences of Thomas Circle SNF in Washington, DC. The conduct described in this Paragraph D is referred to herein as the “Covered Conduct.”

E. Defendants deny the allegations in Paragraph D and in the Civil Action.

F. This Agreement is neither an admission of liability by Defendants nor a concession by the United States that its claims are not well founded.

G. Relators claim entitlement under 31 U.S.C. § 3730(d) to a share of the proceeds of this Settlement Agreement and to Relators’ reasonable expenses, attorneys’ fees and costs.

To avoid the delay, uncertainty, inconvenience, and expense of protracted litigation, and in consideration of the mutual promises and obligations of this Settlement Agreement, the Parties agree and covenant as follows:

TERMS AND CONDITIONS

1. Defendants shall pay to the United States $125 million plus interest at a rate of 1.875 percent from August 31, 2015 through the date of full payment (Settlement Amount), no later than 10 days after the Effective Date of this Agreement by electronic funds transfer pursuant to written instructions to be provided by the Office of the United States Attorney for the District of Massachusetts.

2. Conditioned upon the United States receiving the Settlement Amount from Defendants and as soon as feasible after receipt, the United States shall pay $23,888,000 to Relators by electronic transfer.

3. Relators and their counsel Jeffrey Newman Esq. have claims for their attorney’s fees and costs incurred in the prosecution of this action (the “Fees Claim”), evidence of which has been presented to the Defendant. In addition, Relator Janet Halpin has asserted a 3730(h) retaliation claim (the “3730(h) Claim”) against the Defendant.

The Fees Claim and Relator Halpin’s 3730(h) Claim are not released herein. Should the parties be unable to resolve the Fees Claim and/or the 3730(h) Claim, then the United States District Court shall have continuing jurisdiction to issue an order with regard to the Fees Claim, and the 3730(h) Claim shall be allowed to litigate to completion.

4. Subject to the exceptions in Paragraph 7 (concerning excluded claims) below, and conditioned upon Defendants’ full payment of the Settlement Amount, the United States fully and finally releases Defendants, together with their current and former parent corporations; current and former direct and indirect subsidiaries; current and former brother or sister corporations; current and former divisions; current and former owners; current and former directors, officers, and employees; and the predecessors, successors, transferees, and assigns of any of them, from any civil or administrative monetary claim the United States has for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-33; the Civil Monetary Penalties Law, 42 U.S.C. § 1320a-7a; the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-12; any statutory provision creating a cause of action for civil damages or civil penalties for which the Civil Division of the Department of Justice has actual and present authority to assert and compromise pursuant to 28 C.F.R. Part O, Subpart I, § 0.45(d); or the common law theories of payment by mistake, unjust enrichment, and fraud.

5. Subject to the exceptions in Paragraph 7 below, and conditioned upon Defendants’ full payment of the Settlement Amount, Relators, for themselves and for their heirs, successors, attorneys, agents, and assigns, fully and finally release Defendants, together with their current and former parent corporations; current and former direct and indirect subsidiaries; current and former brother or sister corporations; current and former divisions; current and former owners; current and former directors, officers, and employees; and the predecessors, successors, transferees, and assigns of any of the them from any civil monetary claim Relators have on behalf of the United States for the Covered Conduct under the False Claims Act, 31 U.S.C. §§ 3729-33. Nothing herein shall be deemed as a release by the Relators or their counsel of the Defendants concerning their existing claims for fees and costs relating to the prosecution of these claims, or a Release of the Defendants by Relator Halpin for her pending claim against the Defendants pursuant to 31 U.S.C. § 3730(h).

6. In consideration of the obligations of Defendants in this Agreement, and in the Corporate Integrity Agreement (CIA) entered into between OIG-HHS and Defendants, and conditioned upon Defendants’ full payment of the Settlement Amount, the OIG-HHS agrees to release and refrain from instituting, directing, or maintaining any administrative action seeking exclusion from Medicare, Medicaid, and other Federal health care programs (as defined in 42 U.S.C. § 1320a-7b(f)) against Defendants under 42 U.S.C. § 1320a-7a (Civil Monetary Penalties Law) or 42 U.S.C. § 1320a-7(b)(7)

(permissive exclusion for fraud, kickbacks, and other prohibited activities) for the Covered Conduct, except as reserved in Paragraph 7 (concerning excluded claims), below, and as reserved in this Paragraph. The OIG-HHS expressly reserves all rights to comply with any statutory obligations to exclude Defendants from Medicare, Medicaid, and other Federal health care programs under 42 U.S.C. § 1320a-7(a) (mandatory exclusion) based upon the Covered Conduct. Nothing in this Paragraph precludes the OIG-HHS from taking action against entities or persons, or for conduct and practices, for which claims have been reserved in Paragraph 7, below.

7. Notwithstanding the releases given in paragraphs 4, 5 and 6 of this Agreement, or any other term of this Agreement, the following claims of the United States are specifically reserved and are not released:

a.	Any liability arising under Title 26, U.S. Code (Internal Revenue Code);

b.	Any criminal liability;

c.	Except as explicitly stated in this Agreement, any administrative liability, including mandatory exclusion from Federal health care programs;

d.	Any liability to the United States (or its agencies) for any conduct other than the Covered Conduct;

e.	Any liability based upon obligations created by this Agreement;

f.	Any liability for express or implied warranty claims or other claims for defective or deficient products or services, including quality of goods and services;

g.	Any liability for personal injury or property damage or for other consequential damages arising from the Covered Conduct; and

h.	Except as otherwise provided for in this Agreement, any liability of individuals.

8. Relators and their heirs, successors, attorneys, agents, and assigns shall not object to this Agreement but agree and confirm that this Agreement is fair, adequate, and reasonable under all the circumstances, pursuant to 31 U.S.C. § 3730(c)(2)(B). Conditioned upon Relators’ receipt of the payment described in Paragraph 2, Relators and their heirs, successors, attorneys, agents, and assigns fully and finally release, waive, and forever discharge the United States, its agencies, officers, agents, employees, and servants, from any claims arising from the filing of the Civil Action or under 31 U.S.C. § 3730, and from any claims to a share of the proceeds of this Agreement and/or the Civil Action.

9. Relators, for themselves, and for their heirs, successors, attorneys, agents, and assigns, release Defendants, and their officers, agents, and employees, from any liability to Relators arising from the filing of the Civil Action, or under 31 U.S.C. § 3730(d) for expenses or attorney’s fees and costs.

10. Defendants waive and shall not assert any defenses Defendants may have to any criminal prosecution or administrative action relating to the Covered Conduct that may be based in whole or in part on a contention that, under the Double Jeopardy Clause in the Fifth Amendment of the Constitution, or under the Excessive Fines Clause in the Eighth Amendment of the Constitution, this Agreement bars a remedy sought in such criminal prosecution or administrative action. Nothing in this paragraph or any other provision of this Agreement constitutes an agreement by the United States concerning the characterization of the Settlement Amount for purposes of the Internal Revenue laws, Title 26 of the United States Code.

11. Defendants fully and finally release the United States, its agencies, officers, agents, employees, and servants, from any claims (including attorney’s fees, costs, and expenses of every kind and however denominated) that Defendants have asserted, could have asserted, or may assert in the future against the United States, its agencies, officers, agents, employees, and servants, related to the Covered Conduct and the United States’ investigation and prosecution thereof.

12. Defendants fully and finally release Relators from any claims (including attorney’s fees, costs, and expenses of every kind and however denominated) that Defendants have asserted, could have asserted, or may assert in the future against the Relator, related to the Relators’ claims in the Civil Action and the Relators’ investigation and prosecution thereof.

13. The Settlement Amount shall not be decreased as a result of the denial of claims for payment now being withheld from payment by any Medicare contractor (e.g., Medicare Administrative Contractor, fiscal intermediary, carrier) or any state payer, related to the Covered Conduct; and Defendants agree not to resubmit to any Medicare contractor or any state payer any previously denied claims related to the Covered Conduct, and agree not to appeal any such denials of claims.

14. Defendants agree to the following:

a. Unallowable Costs Defined: All costs (as defined in the Federal Acquisition Regulation, 48 C.F.R. § 31.205-47; and in Titles XVIII and XIX of the

Social Security Act, 42 U.S.C. §§ 1395-1395kkk and 1396-1396w-5; and the regulations and official program directives promulgated thereunder) incurred by or on behalf of Defendants, their present or former officers, directors, employees, shareholders, and agents in connection with:

(1)	the matters covered by this Agreement;

(2)	the United States’ audit(s) and civil and criminal investigation(s) of the matters covered by this Agreement;

(3)	Defendants’ investigation, defense, and corrective actions undertaken in response to the United States’ audit(s) and civil and criminal investigation(s) in connection with the matters covered by this Agreement (including attorney’s fees);

(4)	the negotiation and performance of this Agreement;

(5)	the payment Defendants make to the United States pursuant to this Agreement and any payments that Defendants may make to Relators, including costs and attorney’s fees; and

(6)	the negotiation of, and obligations undertaken pursuant to the CIA to:

(i)	retain an independent review organization to perform annual reviews as described in Section III of the CIA; and

(ii) prepare and submit reports to the OIG-HHS,

are unallowable costs for government contracting purposes and under the Medicare Program, Medicaid Program, TRICARE Program, and Federal Employees Health Benefits Program (FEHBP) (hereinafter referred to as Unallowable Costs). However, nothing in paragraph 14.a.(6) that may apply to the obligations undertaken pursuant to the CIA affects the status of costs that are not allowable based on any other authority applicable to Defendants.

b. Future Treatment of Unallowable Costs: Unallowable Costs shall be separately determined and accounted for by Defendants, and Defendants shall not charge such Unallowable Costs directly or indirectly to any contracts with the United States or any State Medicaid program, or seek payment for such Unallowable Costs through any cost report, cost statement, information statement, or payment request submitted by Defendants or any of their subsidiaries or affiliates to the Medicare, Medicaid, TRICARE, or FEHBP Programs.

c. Treatment of Unallowable Costs Previously Submitted for Payment: Defendants further agree that within 90 days of the Effective Date of this Agreement they shall identify to applicable Medicare and TRICARE fiscal intermediaries, carriers, and/or contractors, and Medicaid and FEHBP fiscal agents, any Unallowable Costs (as defined in this Paragraph) included in payments previously sought from the United States, or any State Medicaid program, including, but not limited to, payments sought in any cost reports, cost statements, information reports, or payment requests already submitted by Defendants or any of their subsidiaries or affiliates and shall request, and agree, that such cost reports, cost statements, information reports, or payment requests, even if already settled, be adjusted to account for the effect of the inclusion of the Unallowable Costs. Defendants agree that the United States, at a minimum, shall be entitled to recoup from Defendants any overpayment plus applicable interest and penalties as a result of the inclusion of such Unallowable Costs on previously-submitted cost reports, information reports, cost statements, or requests for payment.

Any payments due after the adjustments have been made shall be paid to the United States pursuant to the direction of the Department of Justice and/or the affected agencies. The United States reserves its rights to disagree with any calculations submitted by Defendants or any of its subsidiaries or affiliates on the effect of inclusion of Unallowable Costs (as defined in this Paragraph) on Defendants or any of their subsidiaries’ or affiliates’ cost reports, cost statements, or information reports.

d. Nothing in this Agreement shall constitute a waiver of the rights of the United States to audit, examine, or re-examine Defendants’ books and records, or the books and records of its subsidiaries or affiliates to determine that no Unallowable Costs have been claimed in accordance with the provisions of this Paragraph.

15. This Agreement is intended to be for the benefit of the Parties, their current and former parent corporations, subsidiaries, predecessors, successors, and assigns only. The Parties do not release any claims against any other person or entity, except to the extent provided for in Paragraph 16 (waiver for beneficiaries paragraph), below.

16. Defendants agree that they waive and shall not seek or cause others to seek payment for any of the health care billings covered by this Agreement from any health care beneficiaries or their parents, sponsors, legally responsible individuals, or third party payors based upon the claims defined as Covered Conduct.

17. Upon the United States’ receipt of the Settlement Amount described in Paragraph 1, above, the United States and Relators shall promptly sign and file in the

Civil Action a Joint Stipulation To Dismiss Defendants from the Civil Action pursuant to Rule 41(a)(1). The Civil Action will be dismissed as to Defendants with prejudice as to Relators, but as to the United States with prejudice only as to the Covered Conduct.

18. Each Party shall bear its own legal and other costs incurred in connection with this matter, including the preparation and performance of this Agreement.

19. Each party and signatory to this Agreement represents that it freely and voluntarily enters in to this Agreement without any degree of duress or compulsion.

20. This Agreement is governed by the laws of the United States. The exclusive jurisdiction and venue for any dispute relating to this Agreement is the United States District Court for the District of Massachusetts. For purposes of construing this Agreement, this Agreement shall be deemed to have been drafted by all Parties to this Agreement and shall not, therefore, be construed against any Party for that reason in any subsequent dispute.

21. This Agreement constitutes the complete agreement between the Parties. This Agreement may not be amended except by written consent of the Parties.

22. The undersigned represent and warrant that they are fully authorized to execute this Agreement on behalf of the persons and entities indicated below.

23. This Agreement may be executed in counterparts, each of which constitutes an original and all of which constitute one and the same Agreement.

24. This Agreement is binding on Defendants’ successors, transferees, heirs, and assigns.

25. This Agreement is binding on Relators’ successors, transferees, heirs, and assigns.

26. All parties consent to the United States’ disclosure of this Agreement, and information about this Agreement, to the public.

27. This Agreement is effective on the date of signature of the last signatory to the Agreement (Effective Date of this Agreement). Facsimiles of signatures shall constitute acceptable, binding signatures for purposes of this Agreement.

[signatures follow]

THE UNITED STATES OF AMERICA

DATED: January 12, 2016	BY:	/s/ Gregg Shapiro
GREGG SHAPIRO
Assistant United States Attorney
District of Massachusetts

DATED: January 11, 2016	BY:	/s/ Christelle Klovers
CHRISTELLE KLOVERS
ROHITH SRINIVAS
Trial Attorneys
Commercial Litigation Branch
Civil Division
U.S. Department of Justice

DATED: January 11, 2016	BY:	/s/ Robert K. Deconti
ROBERT K. DECONTI
Assistant Inspector General for Legal Affairs
Office of Counsel to the Inspector General
Office of Inspector General
U.S. Department of Health and Human Services

RELATORS

DATED: January 6, 2016	BY:	/s/ Janet Halpin
JANET HALPIN

DATED: January 6, 2016	BY:	/s/ Shawn Fahey
SHAWN FAHEY

DATED: January 6, 2016	BY:	/s/ Jeffrey A. Newman
JEFFREY A. NEWMAN
Law Offices of Jeffrey A. Newman & Associates
Counsel for Relators

DEFENDANTS

DATED: January 8, 2016	BY:	/s/ Benjamin A. Breier
BENJAMIN A. BREIER
Chief Executive Officer
Kindred Healthcare, Inc.

DATED: January 7, 2016	BY:	/s/ Jon B. Rousseau
JON B. ROUSSEAU
President
RehabCare Group, Inc.

DATED: January 7, 2016	BY:	/s/ Jon B. Rousseau
JON B. ROUSSEAU
President
RehabCare Group East, Inc.

DATED: January 8, 2016	BY:	/s/ Glenn P. Hendrix
GLENN P. HENDRIX
Arnall Golden Gregory, LLP
Counsel for Kindred Healthcare, Inc., RehabCare
Group, Inc., and RehabCare Group East, Inc.

ATTACHMENT A

Count	SNF Name	City	State
1	Abbey Delray North	Delray Beach	FL
2	Abbey Delray South	Delray Beach	FL
3	Aberdeen Village	Olathe	KS
4	Abramson Center for Jewish Life	North Wales	PA
5	Ackert Park Skilled Care Community	University City	MO
6	Advanced Health & Rehab Center of Garland	Garland	TX
7	Alexander Nininger SVNH	Pembroke Pines	FL
8	All Faith Pavilion	Chicago	IL
9	Althea Woodland	Silver Spring	MD
10	Amenity Manor	Topsham	ME
11	Anderson House	Shoreline	WA
12	Arkansas Convalescent Center	Pine Bluff	AR
13	Arkansas Nursing and Rehab Center	Texarkana	AR
14	Arlington Residence & Rehab	Arlington	TX
15	Ashford Hall	Irving	TX
16	Atrium Health Care and Rehabilitation Center	Cahokia	IL
17	Aurora Rehab & Living Center	Aurora	IL
18	Ausable Valley Continuing Care Retirement Community	Fairview	MI
19	Avalon Helath Care Center at Stoneridge	Mystic	CT
20	Aviston Countryside Manor	Aviston	IL
21	Bala Nursing Center	Philadelphia	PA
22	Baya Pointe Nursing Center	Lake City	FL
23	Baywood Court	Castro Valley	CA
24	Beacon Hill	Lombard	IL
25	Beacon Ridge	Indiana	PA
26	Beauvais Manor on the Park	St Louis	MO
27	Becker Shoop Center	Racine	WI
28	Bedford Court	Silver Spring	MD
29	Belleville Healthcare and Rehabilitation	Belleville	IL
30	Bellevue Health and Rehabilitation Center	Oklahoma City	OK
31	Berkeley Square Retirement Community	Hamilton	OH
32	Bethany Community Home	Alexandria	MN
33	Bethany Lutheran Home, Inc.	Council Bluffs	IA
34	Bethany on 42nd	Fargo	ND
35	Bethesda Dilworth	St Louis	MO
36	Bethesda Meadow	Ellisville	MO
37	Bethesda Southgate	St. Louis	MO
38	Bishop Care Ctr	Bishop	CA
39	Blair House of Tewksbury	Tewksbury	MA
40	Blaire House of Milford	Milford	MA
41	Blough Healthcare Center	Bethlehem	PA
42	Bon Secours - DePaul Medical Center TCU	Norfolk	VA
43	Bon Secours - Maryview Nursing Center	Suffolk	VA
44	Bon Secours St. Petersburg	St Petersburg	FL
45	Brandon Woods of Dartmouth Inc.	South Dartmouth	MA
46	Brandon Woods of New Bedford	New Bedford	MA
47	Brentwood Place IV	Dallas	TX
48	Brentwood Place One	Dallas	TX
49	Brentwood Place Three	Dallas	TX

50	Brentwood Place Two	Dallas	TX
51	Breton Rehabilitation and Living Centre	Grand Rapids	MI
52	Brightmoor Nursing Center	Griffin	GA
53	Brighton Gardens of Bellaire	Bellaire	TX
54	Brighton Gardens Yorba Linda	Yorba Linda	CA
55	Broad Creek Care Center	Hilton Head Island	SC
56	Broomall Rehab and Nursing Center	Broomall	PA
57	Buckingham’s Choice	Adamstown	MD
58	Buckner Villa Siesta Home	Austin	TX
59	Calhoun County Medical Care Facility	Battle Creek	MI
60	Camp Care	Inman	SC
61	Canterbury Towers Health Center	Tampa	FL
62	Carillon Senior Living Campus	Lubbock	TX
63	Carlyle Healthcare Center	Carlyle	IL
64	Carrington Place	Wytheville	VA
65	Casa Arena Blanca Health Care	Alamogordo	NM
66	Casa De Oro Care Center	Las Cruces	NM
67	Casa Del Sol Senior Care Center	Las Cruces	NM
68	Casa Maria Nursing Center	Roswell	NM
69	CC Young Memorial Home	Dallas	TX
70	Cedar Creek	Norman	OK
71	Cedar Crest	Janesville	WI
72	Cedar View Rehab & Healthcare Ctr	Austin	TX
73	Cedarcrest Manor	Washington	MO
74	Cedars at the JCA	Chesterfield	MO
75	Cedarview Care Center	Owatonna	MN
76	Charleston Rehabilitation & Health Care Center	Charleston	IL
77	Christian Care Center of Bedford County	Shelbyville	TN
78	Christian Care Center of Johnson City	Johnson City	TN
79	Christian Care Center of Kuttawa	Kuttawa	KY
80	Christian Care Center of Springfield	Springfield	TN
81	Christian Care Ctr of Rutherford County	Smyrna	TN
82	Christian Health Center of Corbin	Corbin	KY
83	Christian Health Center of Hopkinsville	Hopkinsville	KY
84	Christian Health Center of Louisville	Louisville	KY
85	Church Creek	Arlington Heights	IL
86	Citizens Care & Rehab Center of Frederick	Frederick	MD
87	Clare Oaks in Bartlett	Bartlett	IL
88	Claridge House	North Miami	FL
89	Clark Lindsey Village	Urbana	IL
90	Clark Retirement Community	Grand Rapids	MI
91	Clement Manor	Greenfield	WI
92	Clover Manor Inc.	Auburn	ME
93	Collington Episcopal Life Care Community	Mitchellville	MD
94	Colonial Acres	Golden Valley	MN
95	Colonial Healthcare	Auburn	CA
96	Columbia	Wyocena	WI
97	Community Care Ctr	Chicago	IL
98	Community Nursing & Rehab	Naperville	IL
99	Concordia Life Care Community	Oklahoma City	OK

100	Copper Ridge	Sykesville	MD
101	Cornerstone Nursing and Rehabilitation Center	Dunn	NC
102	Courtland Terrace	Gastonia	NC
103	Courtyards at Fort Worth	Fort Worth	TX
104	Courville at Manchester	Manchester	NH
105	Courville of Nashua	Nashua	NH
106	Covenant Village of Florida	Plantation	FL
107	Cranford Health and Extended Care Center	Cranford	NJ
108	Crawford County Care Center	Saegertown	PA
109	Crestview Manor Nursing & Rehabilitation Center	Belton	TX
110	Crestwood Care Centre	Crestwood	IL
111	Crouse Community Center	Morrisville	NY
112	Cumberland Nursing and Rehabilitation Center	Fayetteville	NC
113	Cypress Club Inc	Hilton Head	SC
114	Dallas Retirement Village	Dallas	OR
115	Daughters of Israel Nursing Home	West Orange	NJ
116	Deer Meadows Residence	Philadelphia	PA
117	Deerbrook Skilled Nursing & Rehab Center	Humble	TX
118	Delta Nursing & Rehab Ctr	Visalia	CA
119	Denton Rehabilitation and Nursing Center	Denton	TX
120	Derby Health and Rehabilitation Center	Derby	KS
121	Doctors Nursing and Rehabilitaion Center	Salem	IL
122	Donalson Care Centers	Fayetteville	TN
123	Douglas Rehabilitation and Care Center	Mattoon	IL
124	E.F. Bertha Kruse Memorial Lutheran Village	Brenham	TX
125	Eden Hill Communities	New Braunfels	TX
126	Edgehill	Stamford	CT
127	El Dorado Care Ctr	Placerville	CA
128	Ephrata Manor	Ephrata	PA
129	Episcopal Church Home	St. Paul	MN
130	Estrella Oaks Rehabilitation and Care Center	Georgetown	TX
131	Eventide at Sheyenne Crossings	West Fargo	ND
132	Eventide on Eighth	Moorhead	MN
133	Evergreen Nursing and Rehab	Effingham	IL
134	Excelsior Springs Nursing & Rehab	Excelsior Springs	MO
135	Fairhaven	Sykesville	MD
136	Fairmount Homes	Ephrata	PA
137	Falcons Landing	Potomac Falls	VA
138	Fall Brook Nursing & Rehab	Houston	TX
139	Falmouth By the Sea	Falmouth	ME
140	Family Health and Rehabilitation Center	Wichita	KS
141	Ferncliff Nursing Home	Rhinebeck	NY
142	Fleet Landing	Altantic Beach	FL
143	Flora Rehabilitation & Health Care Center	Flora	IL
144	Florida Presbyterian Homes	Lakeland	FL
145	Focus Rehab and Nursing at Utica	Utica	NY
146	Foothill Oaks Care Ctr	Auburn	CA
147	Fountain at Bronson Place (or the Springs at the Fountains)	Kalamazoo	MI
148	Fountainview Center for Alzheimer’s Disease	Atlanta	GA
149	Four Fountains Convalescent Center	Belleville	IL

150	Franciscan Villa	Milwaukee	WI
151	Friendship Village	Kalamazoo	MI
152	Friendship Village Chesterfield	Chesterfield	MO
153	Friendship Village of Columbus Ohio, Inc.	Columbus	OH
154	Friendship Village of South County	St. Louis	MO
155	Garden Manor Extended Care Center	Middletown	OH
156	Garden Spot Village	New Holland	PA
157	Garden View Care Center at Dougherty Ferry	Valley Park	MO
158	Garden Villa of Bedford	Bedford	IN
159	Garden Villa of Bloomington	Bloomington	IN
160	Glenbrook Health Center	Carlsbad	CA
161	Glenburn Home	Linton	IN
162	Good Samaritan Hot Springs Village	Hot Springs	AR
163	Good Samaritan Society - Bonell Community	Villag Greeley	CO
164	Gorham House	Gorham	ME
165	Grace Care Center	Wichita Falls	TX
166	Grace Care Center of Lufkin	Lufkin	TX
167	Grace Pointe Continuing Care Senior Campus	Greeley	CO
168	Grand Village	Grand Rapids	MN
169	Greene Acres Nursing Home	Paragould	AR
170	Greenery Specialty Care Center	Canonsburg	PA
171	Greenwood Village South	Greenwood	IN
172	Hanford Nursing & Rehabilitation Center	Hanford	CA
173	Harbour Health Center	Port Charlotte	FL
174	Harbour’s Edge	Delray Beach	FL
175	Harnett Woods Nursing and Rehabilitation Center	Dunn	NC
176	Hawthorne House	Freeport	ME
177	Helia Healthcare of Benton	Benton	IL
178	Heritage Manor of Canton	Canton	TX
179	Heritage Oaks	Arlington	TX
180	Heritage Place	Mesquite	TX
181	Hidden Lake Center	Raytown	MO
182	Highland Acres Nursing and Rehabilitation Center	Lumberton	NC
183	Highland Pines	Longview	TX
184	Hillside Heights Rehabilitation Suites	Canyon	TX
185	Hillside Rehab & Care Center	Yorkville	IL
186	Hobbs Health Care Center	Hobbs	NM
187	Holiday Nursing Center	Center	TX
188	Holiday Resorts - Salina	Salina	KS
189	Holland Home - Raybrook Manor	Grand Rapids	MI
190	Holzer Consolidated Health System	Bidwell	OH
191	Hometown Nursing and Rehab	Hometown	PA
192	Horizons Living and Rehab Center	Brunswick	ME
193	Hunter Hills Nursing and Rehabilitation Center	Rocky Mountain	NC
194	Hy-Pana House Care Ctr	Fresno	CA
195	IHS Treyton Oaks	Louisville	KY
196	Imboden Creek	Decatur	IL
197	Inn at Sarasota Bay Club	Sarasota	FL
198	Jackson County Medical Care Facility	Jackson	MI
199	Jewish Home and Care Center	Milwaukee	WI

200	Jordan’s Nursing Home	Bridgman	MI
201	Kansas City Presbyterian Manor	Kansas City	KS
202	Kewanee Care Home	Kenwanee	IL
203	Kings Nursing & Rehab Ctr	Hanford	CA
204	Kingswood Senior Living Community	Kansas City	MO
205	Kirby Pines Manor	Memphis	TN
206	Kirkwood by the River	Birmingham	AL
207	Knox County Nursing Home	Knoxville	IL
208	Ladera Nursing & Rehab Center	Albuquerque	NM
209	Lake Harris Health Center	Leesburg	FL
210	Lake Winona Manor	Winona	MN
211	Lakebridge Health Care Center	Johnson City	TN
212	Lakeland Health Care Center	Elkhorn	WI
213	Lakeshore Lutheran Home	Duluth	MN
214	Lakeshore Manor	Racine	WI
215	Lakeside Nursing Center	Jacksonville	FL
216	Lakeview Nursing and Rehabilitation Centre	Chicago	IL
217	Landis Homes Retire Comm Indep Living Facility	Lititz	PA
218	Las Cruces Nursing Center	Las Cruces	NM
219	Las Palomas Nursing & Rehab Center	Albuquerque	NM
220	Laurel Baye Healthcare of Greenville	Greenville	SC
221	Laurel View Village	Davidsville	PA
222	Legend Healthcare & Rehabilitation of Euless	Euless	TX
223	Legend Healthcare and Rehabilitation - Greenville	Greenville	TX
224	Lexington Manor Healthcare	Lexington	MO
225	Liberty Inn	Delray Beach	FL
226	Liberty Nursing Center of Englewood	Englewood	OH
227	Liberty Nursing Center of Hempstead Manor	Portsmouth	OH
228	Liberty Retirement Comm. of Washington	Dayton	OH
229	Lincoln Meadows Care Center	Lincoln	CA
230	Lincoln Village	Racine	WI
231	Linwood Gardens Care Ctr	Visalia	CA
232	Live Oak Manor	Live Oak	CA
233	Logan Elm	Circleville	OH
234	Longhorn Village	Austin	TX
235	Longmeadow Healthcare Center	Justin	TX
236	Loretto Health and Rehabilitation Center	Syracuse	NY
237	Lourdes Nursing Home	Waterford	MI
238	Lutheran Haven	Oveido	FL
239	Lutheran Home Frankenmuth	Frankenmuth	MI
240	Lutheran Home Livonia	Livonia	MI
241	Lutheran Home Monroe	Monroe	MI
242	Macon Health Care Center	Macon	MO
243	Magnolia Manor of Columbia	Columbia	SC
244	Magnolia Manor of Greenwood	Greenwood	SC
245	Magnolia Manor of Inman	Inman	SC
246	Magnolia Manor of Rock Hill	Rock Hill	SC
247	Magnolia Manor of Spartanburg	Spartanburg	SC
248	Magnolia Place of Greenville	Greenville	SC
249	Magnolia Place of Spartanburg	Spartanburg	SC

250	Magnum Health & Rehab of Adrian	Adrian	MI
251	Magnum Health & Rehab of Albion	Albion	MI
252	Magnum Health & Rehab of Hastings	Hastings	MI
253	Magnum Health & Rehab of Monroe	Monroe	MI
254	Manor Park	Midland	TX
255	Manzano Del Sol	Albuquerque	NM
256	Marianna Health & Rehabilitation Center	Marianna	FL
257	Marigold Rehab & Health Care Center	Galesburg	IL
258	Mark Twain Caring Center	Poplar Bluff	MO
259	Marquette	Indianapolis	IN
260	Mary Queen and Mother Center	St. Louis	MO
261	Masonic Center for Health & Rehab	Dousman	WI
262	McKinley Health Care Ctr	Sacramento	CA
263	McKinley Manor	Gallup	NM
264	Meadow Ridge	Redding	CT
265	Meadow View Manor	Grass Valley	CA
266	Meadows	Nashville	TN
267	Menno Haven Inc.	Chambersburg	PA
268	Mercy Medical Daphne	Daphne	AL
269	Mercy Retirement & Care Ctr	Oakland	CA
270	Merry Haven Care Center	Snohomish	WA
271	Messiah Lifeways at Messiah Village	Mechanicsburg	PA
272	Meth Wick Health Center	Cedar Rapids	IA
273	Mid-America Care Center	Chicago	IL
274	Milton Health Care LLC	Milton	MA
275	Mimosa Manor	Keller	TX
276	Mission Arch Care Center	Roswell	NM
277	Mission Nursing and Rehabilitation Center	Mission	TX
278	Monroe Manor	Paris	MO
279	Montebello Healthcare Ctr	Hamilton	IL
280	Montereau in Warren Woods	Tulsa	OK
281	Monterey Pines Care Ctr	Monterey	CA
282	Montgomery Nursing Home	Montgomery	NY
283	Montgomery Place	Chicago	IL
284	Moravian Village of Bethlehem	Bethlehem	PA
285	Mount Carmel Nursing and Rehab	Mount Carmel	PA
286	Mountain View Specialty Care Center, Inc.	Greensburg	PA
287	Mt Vernon Countryside Manor	Mt. Vernon	IL
288	Mulberry Manor	Stephenville	TX
289	Napa Nursing Ctr	Napa	CA
290	New Hope Manor	Cedar Park	TX
291	NMS Healthcare of Hagerstown	Hagerstown	MD
292	North Point	Paola	KS
293	Northridge Care Center	Reseda	CA
294	Northview	St. Louis	MO
295	Oakland Heights Nursing & Rehab	Oakland	CA
296	Oakview Heights Continuous Care & Rehab	Mt Carmel	IL
297	Oklahoma Methodist Manor	Tulsa	OK
298	Osprey Point	Bushnell	FL
299	Ozark Mountain Regional H/C	Crane	MO

300	Pacific Haven Healthcare Center	Garden Grove	CA
301	Palm Terrace of Mattoon	Mattoon	IL
302	Park Manor of Conroe	Conroe	TX
303	Park Manor of Cyfair	Houston	TX
304	Park Manor of Cypress Station	Houston	TX
305	Park Manor of Humble	Humble	TX
306	Park Manor of Quail Valley	Missouri City	TX
307	Park Manor of Southbelt	Houston	TX
308	Park Manor of The Woodlands	The Woodlands	TX
309	Park Manor of Tomball	Tomball	TX
310	Park Manor of Westchase	Houston	TX
311	Park Manor Rehab & Health Care Ctr	Middletown	NY
312	Park Place Manor Inc	Belton	TX
313	Park Ridge Nursing Center	Jacksonville	FL
314	Park View Health Center	Oshkosh	WI
315	Park Vista Health Center	Fullerton	CA
316	Parkhouse	Royersord	PA
317	Parkway Place	Houston	TX
318	Pataskala Oaks Care Center	Pataskala	OH
319	Pathstone Living	Mankato	MN
320	Pecan Valley Rehab and Healthcare Ctr	San Antonio	TX
321	Pine Ridge	Stevensville	MI
322	Placerville Pines Care Ctr	Placerville	CA
323	Pleasant Springs Healthcare Center	Mt. Pleasant	TX
324	Pleasant Valley Nursing Center	Derry	NH
325	Pleasant View	Corunna	MI
326	Premier Estates of Muscatine (previously Carrington Place of Muscatine)	Muscatine	IA
327	Preston Residence at Jenners Pond	West Grove	PA
328	Prestonwood Rehabilitation & Nursing Center	Plano	TX
329	Providence Place	Kansas City	KS
330	Quality Care of Waco	Waco	TX
331	Querencia at Barton Creek	Austin	TX
332	Red Cliffs Regional	St. George	UT
333	Redbanks Nursing Home	Henderson	KY
334	Regency Nursing Care Residence	Springfield	IL
335	Regents Park at Aventura	Aventura	FL
336	Regents Park of Boca Raton	Boca Raton	FL
337	Retama Manor South	Victoria	TX
338	Retirement Nursing Center	Austin	TX
339	Riddle Village	Media	PA
340	Ridgetop Haven Health Care Center	Ridgetop	TN
341	Rio Rancho Nursing & Rehab Center	Rio Rancho	NM
342	Riverside Health and Rehab (previously Driftwood Rehab and Nursing Center)	Charleston	SC
343	Riverview Health & Rehabilitation Center	Savannah	GA
344	Roan Highlands Nursing Center	Roan Mountain	TN
345	Roanoke Landing Nursing and Rehabilitation Center	Plymouth	NC
346	Roanoke River Nursing and Rehabilitation Center	Williamston	NC
347	Rochelle Rehabilitation Health Care Center	Rochelle	IL
348	Rome Hosp - Res. Health Care Facility	Rome	NY

349	Roseville Care Ctr	Roseville	CA
350	Ross Manor	Bangor	ME
351	Royal Manor Health Center	Waco	TX
352	Saint Ann’s Home for the Aged	Grand Rapids	MI
353	Samaritan Keep Hom	Watertown	NY
354	San Juan Manor	Farmington	NM
355	Sandalwood Manor, Inc	Wheat Ridge	CO
356	Seacrest Village Ret Comm	Encinitas	CA
357	Seal Rock LLC	Saco	ME
358	Seaside Retirement & Nursing Center	Portland	ME
359	Seven Acres Jewish Senior Care Services	Houston	TX
360	Shady Lane	Manitowoc	WI
361	Sharmar Village Care Center	Pueblo	CO
362	Shell Point Village Nursing Pavilion	Ft. Myers	FL
363	Shenandoah Manor Nursing Center	Shenandoah	PA
364	Sheridan Health Care Center (or The Grove at the Lake)	Zion	IL
365	Sienna Extended Care & Rehab	Midwest City	OK
366	Sierra Hills Care Center, Inc.	Roseville	CA
367	Silverado Senior Living/Turtle Creek	Dallas	TX
368	Simpson House	Philadelphia	PA
369	Sister Servants of the Immaculate Heart of Mary	Monroe	MI
370	Skyline Ridge Nursing and Rehabilitation Center	Canon City	CO
371	South Elgin Rehabilitation and Health Care Center	South Elgin	IL
372	Southview Manor	Chicago	IL
373	Southwest Nursing and Rehab -	Ft. Worth	TX
374	Spokane Veterans’ Home	Spokane	WA
375	St Lukes Miners Memorial Geriatric Center	Coaldale	PA
376	St. Andre Health Care	Biddeford	ME
377	St. Anne Home, Inc.	Greensburg	PA
378	St. Catherine Laboure’ Manor	Jacksonville	FL
379	St. Clair Nursing Center	St. Clair	MO
380	St. Francis Nursing Center	Newport News	VA
381	St. Martins in the Pines	Irondale	AL
382	Stillwater Healthcare	Bangor	ME
383	Stone Oak Care Center	San Antonio	TX
384	Stoneridge Towne Center	Myerstown	PA
385	Sunrise View	Everett	WA
386	Sunset Hills Health and Rehab Center	St. Louis	MO
387	Sunset Villa Care Center	Roswell	NM
388	Sylvan Health Center	Clearwater	FL
389	TableRock HealthCare	Kimberling City	MO
390	Terence Cardinal Cooke Health Care Center	New York	NY
391	Terrace NH Operator	Waukegan	IL
392	Terrace of Daytona Beach LLC	Daytona Beach	FL
393	Texoma Healthcare Center	Sherman	TX
394	The Arbors	Amarillo	TX
395	The Blakeford at Green Hills	Nashville	TN
396	The Bluffs (Formerly Boone)	Columbia	MO
397	The Carriage House of Bay City	Bay City	MI
398	The Chesapeake	Newport News	VA

399	The Cloisters of Mission Hills (or Shea Family Health Mission Hills)	San Diego	CA
400	The Fountains at the Carlotta	Palm Desert	CA
401	The Fountains of Canterbury	Oklahoma City	OK
402	The Highlands of Dallas (or Forest Lane Healthcare Center)	Dallas	TX
403	The Jefferson	Arlington	VA
404	The Legacy at Preston Hollow	Dallas	TX
405	The Legacy at Willow Bend	Plano	TX
406	The Meadows at Edgewood	North Andover	MA
407	The Neighborhoods at Quail Creek - Americare	Springfield	MO
408	The Neighbors	Byron	IL
409	The Park in Plano	Plano	TX
410	The Renaissance of Kessler Park	Dallas	TX
411	The Riverside	New York	NY
412	The Riverview	St. Louis	MO
413	The Sarah Chudnow Campus	Mequon	WI
414	The Springs at Crystal Lake	Crystal Lake	IL
415	The Springs at Pacific Regent (or the Fountains at Pacific Regent)	Bellevue	WA
416	The Village at Gleannloch Farms	Spring	TX
417	The Village at Northrise - Desert Willow	Las Cruces	NM
418	The Village at Richardson	Richardson	TX
419	The Village of Germantown - Skilled	Germantown	TN
420	The Villages of North Branch	North Branch	MN
421	The Washington House (or the Fountains at the Washington House)	Alexandria	VA
422	The Waterford Health Care Center	Juno Beach	FL
423	Timberlake Care Ctr	Kansas City	MO
424	Trail Lake Nursing and Rehab	Fort Worth	TX
425	Trezevant Manor (or Allen Morgan Health & Rehabilitation Center)	Memphis	TN
426	Tri County Nursing Home	Trenton	FL
427	Tri-County Extended Care Center	Fairfield	OH
428	Tudor Oaks Retirement Community	Muskego	WI
429	Tulare Nursing & Rehab Ctr	Tulare	CA
430	United Methodist Village North	Lawrenceville	IL
431	United Zion Retirement Community	Lititz	PA
432	Valley View Skilled Nursing Ctr	Ukiah	CA
433	Vantage House	Columbia	MD
434	Vi at Aventura	Aventura	FL
435	Vi at Bentley Village	Naples	FL
436	Vi at Highlands Ranch	Highlands Ranch	CO
437	Vi at Lakeside Village	Lantana	FL
438	Vi at the Glen	Glenview	IL
439	Villa Valencia	Laguna Hills	CA
440	Vindobona Nursing Home	Braddock Heights	MD
441	Vista Grande Villa	Jackson	MI
442	Wadley Care Center	Purcell	OK
443	Walnut Hills	Austin	TX
444	Warr Acres	Oklahoma City	OK
445	Washington Veterans’ Home	Retsil	WA
446	Wasserman Hebrew Home	Rockville	MD

447	Water’s Edge Extended Care	Delray Beach	FL
448	Wesley Commons	Greenwood	SC
449	West Ridge Associates	Cedar Rapids	IA
450	Westbury	Jackson	GA
451	Westbury Health & Rehabilitation	McDonough	GA
452	Westgate Gardens Care Ctr	Visalia	CA
453	Westminster Manor	Austin	TX
454	Westminster Village Terre Haute	Terre Haute	IN
455	Westmont Nursing & Rehab Center	Westmont	IL
456	Westmoreland	Chillicothe	OH
457	Westover Hills	San Antonio	TX
458	Westover Retirement Community	Hamilton	OH
459	Whispering Pines (now Aperion Care Valparaiso)	Valparaiso	IN
460	White Oak Rehabilitation & Health Care Center	Mount Vernon	IL
461	Wichita Presbyterian Manor	Wichita	KS
462	William Hill Manor	Easton	MD
463	Willow Gardens Care Center	Marion	IA
464	Willow Park	Lawton	OK
465	Willowcreek Rehabilitation and Nursing Center	Belleville	IL
466	Willows Health Center	Rockford	IL
467	Windsong Village Convalescent Center	Pearland	TX
468	Windsor - Monterey Care Center	Monterey	CA
469	Windsor Chico Care Center	Chico	CA
470	Windsor Chico Creek Care & Rehabilitation Center	Chico	CA
471	Windsor Gardens Rehabilitation Center of Salinas	Salinas	CA
472	Windsor Hills	Oklahoma City	OK
473	Windsor Redding Care Center	Redding	CA
474	Windsor-Hampton Care Center	Stockton	CA
475	Wingate at Andover	Andover	MA
476	Wingate at Beacon	Beacon	NY
477	Wingate at Brighton (or Wingate at Boston)	Boston	MA
478	Wingate at Dutchess	Fishkill	NY
479	Wingate at East Longmeadow	East Longmeadow	MA
480	Wingate at Haverhill	Haverhill	MA
481	Wingate at Lowell	Lowell	MA
482	Wingate at Needham	Needham	MA
483	Wingate at Reading	Reading	MA
484	Wingate at Silver Lake	Kingston	MA
485	Wingate at South Hadley	South Hadley	MA
486	Wingate at Springfield	Springfield	MA
487	Wingate at Sudbury	Sudbury	MA
488	Wingate at Ulster	Highland	NY
489	Wingate at West Springfield	West Springfield	MA
490	Wingate at Wilbraham	Wilbraham	MA
491	Winterhaven Health Care Center	Houston	TX
492	Wisconsin Lutheran Care Center	Milwaukee	WI
493	Wolf Creek Care Center	Grass Valley	CA
494	Woodland Terrace of Citrus County	Hernanado	FL
495	Wood-Lawn	Batesville	AR
496	Woodside Lutheran Home	Green Bay	WI
497	Wyndemere	Wheaton	IL
498	Zerbe Sisters Nursing Center	Narvon	PA